UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)    August 9, 2005
                                                      --------------------------

                                   LAZARD LTD
             (Exact Name of Registrant as Specified in Its Charter)
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                                    BERMUDA
                 (State or Other Jurisdiction of Incorporation)
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        001-32492                                         98-0437848
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   (Commission File Number)                  (IRS Employer Identification No.)

CLARENDON HOUSE, 2 CHURCH STREET, HAMILTON, BERMUDA                 HM 11
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(Address of Principal Executive Offices)                          (Zip Code)

                                  441-295-1422
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On August 9, 2005, the Board of Directors of Lazard Ltd (the "Board") approved an arrangement for the compensation of Non-Executive Directors that will provide them with an annual cash retainer of US $50,000 and an annual award of deferred stock units ("DSUs") with a grant value of US $50,000. The Chair of the Audit Committee shall be paid an additional annual retainer of US $30,000 and the Chairs of each of the Nominating & Governance Committee and the Compensation Committee shall be paid an additional annual retainer US $20,000, in each case to be paid 50% in cash and 50% in DSUs. Each of the other members of the Audit Committee shall be paid an additional annual retainer of US $20,000 and each of the other members of the Nominating & Governance Committee and the Compensation Committee shall be paid an additional annual retainer of US $15,000, in each case to be paid 50% in cash and 50% in DSUs. All DSUs awarded under this arrangement will be (i) issued under the Lazard Ltd 2005 Equity Incentive Plan or any successor plan thereto, and (ii) converted to Lazard Class A common stock, par value $0.01 per share, and distributed to the Director in accordance with the vesting schedule determined by the Nominating & Governance Committee.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 10, 2005, Lazard Ltd issued a press release announcing financial results for its fiscal second quarter ended June 30, 2005. A copy of Lazard Ltd's press release containing this information is being furnished as
Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

      The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Lazard Ltd under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

The following exhibits are filed as part of this Report on Form 8-K:

      99.1     Press Release issued on August 10, 2005.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 10, 2005

                                                LAZARD LTD



                                                By: /s/ Scott D. Hoffman
                                                   ----------------------------
                                                   Name:  Scott D. Hoffman
                                                   Title: Managing Director and
                                                          General Counsel

                                 EXHIBIT INDEX

99.1     Press Release issued on August 10, 2005.